HUBBELL INCORPORATED RESTRICTED STOCK AWARD AGREEMENT HUBBELL INCORPORATED INCENTIVE AWARD PLAN
Grant: ___ shares of Common Stock, par value $0.01 per share (the “Restricted Stock”) Grant Date:	Name: Signature:

Effective on the Grant Date you have been granted the number of shares of Restricted Stock of Hubbell Incorporated (the “Company”) as set forth above, in accordance with the provisions of the Hubbell Incorporated Incentive Award Plan (the “Plan”) and subject to the restrictions, terms and conditions set forth herein. By execution of this Restricted Stock Award Agreement (this “Agreement”), you consent to the provisions of the Plan and this Agreement. Defined terms used herein shall have the meaning set forth in the Plan, unless otherwise defined herein.

Until vested, the Restricted Stock shall be subject to forfeiture and cancellation in the event of the termination of your service as a Director of the Company for any reason, whether such termination is occasioned by you, by the Company, or by mutual agreement.

Until vested, the Restricted Stock or any right or interest therein is not transferable except by will or the laws of descent and distribution.

Unless and until forfeited hereunder, following the Grant Date you will be entitled to all dividends paid with respect to the Restricted Stock and you are entitled to vote all shares of Restricted Stock.

The Restricted Stock will vest and no longer be subject to the restrictions and forfeiture under this Agreement on the earliest of (i) the date of the regularly scheduled annual meeting of shareholders to be held in the year 202 , or (ii) your death.

Unless and until forfeited hereunder, following the Grant Date you will be entitled to all dividends paid with respect to the Restricted Stock and you are entitled to vote all shares of Restricted Stock.

The Company shall cause the Restricted Stock to either (i) be issued and a stock certificate or certificates representing the Restricted Stock to be registered in your name, or (ii) held in book entry form promptly upon execution of this Agreement. If a stock certificate is issued, it shall be delivered to and held in custody by the Company until the applicable restrictions lapse at the times specified above, or such Restricted Stock is forfeited. If issued, each such certificate will bear the following legend:

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THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE AND THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE HUBBELL INCORPORATED INCENTIVE AWARD PLAN, AND A RESTRICTED STOCK AWARD AGREEMENT DATED , ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND HUBBELL INCORPORATED. A COPY OF THE AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF HUBBELL INCORPORATED, 40 WATERVIEW DRIVE, SHELTON, CT 06484.
If a certificate is issued, then following the vesting of any of your Restricted Stock, the Company will cause to be issued and delivered to you a new certificate evidencing such Restricted Stock, free of the legend provided above. If your Restricted Stock is held in book form, the Company will cause any restrictions noted on the book form to be removed.
Nothing in the Plan or this Agreement shall be interpreted to confer upon you the right to continue in the service of the Company.
This Award of Restricted Stock is granted under and governed by the terms and conditions of the Plan. You acknowledge and agree that the Plan has been introduced voluntarily by the Company and in accordance with its terms it may be amended, cancelled, or terminated by the Company, in its sole discretion, at any time. The grant of this Award under the Plan is a one-time benefit and does not create any contractual or other right to receive an Award or benefits in lieu of Restricted Stock in the future. Future Awards of Restricted Stock, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of the award, the number of shares and vesting provisions.
This Award of Restricted Stock shall be governed by Connecticut law without regard to conflicts of law principles.

HUBBELL INCORPORATED

By:    _____________________________________
    Katherine A. Lane
    Senior Vice President, General Counsel & Secretary

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